Cincinnati Bell Fourth Quarter and Full Year 2017 Results February 15, 2018

Safe Harbor This presentation may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on our current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of the Company, are forward-looking statements. Actual results may differ materially from those expressed in any forward-looking statements. The following important factors, among other things, could cause or contribute to actual results being materially and adversely different from those described or implied by such forward-looking statements including, but not limited to: those discussed in this release; we operate in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share; we may be unable to grow our revenues and cash flows despite the initiatives we have implemented; failure to anticipate the need for and introduce new products and services or to compete with new technologies may compromise our success in the telecommunications industry; our access lines, which generate a significant portion of our cash flows and profits, are decreasing in number and if we continue to experience access line losses similar to the past several years, our revenues, earnings and cash flows from operations may be adversely impacted; our failure to meet performance standards under our agreements could result in customers terminating their relationships with us or customers being entitled to receive financial compensation, which would lead to reduced revenues and/or increased costs; we generate a substantial portion of our revenue by serving a limited geographic area; a large customer accounts for a significant portion of our revenues and accounts receivable and the loss or significant reduction in business from this customer would cause operating revenues to decline and could negatively impact profitability and cash flows; maintaining our telecommunications networks requires significant capital expenditures, and our inability or failure to maintain our telecommunications networks could have a material impact on our market share and ability to generate revenue; increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers; we may be liable for material that content providers distribute on our networks; cyber attacks or other breaches of network or other information technology security could have an adverse effect on our business; natural disasters, terrorists acts or acts of war could cause damage to our infrastructure and result in significant disruptions to our operations; the regulation of our businesses by federal and state authorities may, among other things, place us at a competitive disadvantage, restrict our ability to price our products and services and threaten our operating licenses; we depend on a number of third party providers, and the loss of, or problems with, one or more of these providers may impede our growth or cause us to lose customers; a failure of back-office information technology systems could adversely affect our results of operations and financial condition; if we fail to extend or renegotiate our collective bargaining agreements with our labor union when they expire or if our unionized employees were to engage in a strike or other work stoppage, our business and operating results could be materially harmed; the loss of any of the senior management team or attrition among key sales associates could adversely affect our business, financial condition, results of operations and cash flows; our debt could limit our ability to fund operations, raise additional capital, and fulfill our obligations, which, in turn, would have a material adverse effect on our businesses and prospects generally; our indebtedness imposes significant restrictions on us; we depend on our loans and credit facilities to provide for our short-term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited; the servicing of our indebtedness is dependent on our ability to generate cash, which could be impacted by many factors beyond our control; we depend on the receipt of dividends or other intercompany transfers from our subsidiaries and investments; the trading price of our common shares may be volatile, and the value of an investment in our common shares may decline; the uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact our business and financial condition; our future cash flows could be adversely affected if it is unable to fully realize our deferred tax assets; adverse changes in the value of assets or obligations associated with our employee benefit plans could negatively impact shareowners’ deficit and liquidity; third parties may claim that we are infringing upon their intellectual property, and we could suffer significant litigation or licensing expenses or be prevented from selling products; third parties may infringe upon our intellectual property, and we may expend significant resources enforcing our rights or suffer competitive injury; we could be subject to a significant amount of litigation, which could require us to pay significant damages or settlements; we could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety laws; the timing and likelihood of completing the merger with Hawaiian Telcom, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the transaction; the possibility that competing offers or acquisition proposals for Hawaiian Telcom will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; the possibility that the expected synergies and value creation from the proposed transaction involving Hawaiian Telcom will not be realized or will not be realized within the expected time period; the risk that the businesses of the Company and Hawaiian Telcom and other acquired companies will not be integrated successfully; disruption from the proposed transaction involving Hawaiian Telcom making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; and the possibility that the proposed transaction involving Hawaiian Telcom does not close, including due to the failure to satisfy the closing conditions and the other risks and uncertainties detailed in our filings, including our Form 10-K, with the SEC as well as Hawaiian Telcom’s filings, including its Form 10-K, with the SEC. These forward-looking statements are based on information, plans and estimates as of the date hereof and there may be other factors that may cause our actual results to differ materially from these forward-looking statements. We assume no obligation to update the information contained in this release except as required by applicable law. 2

Non-GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income applicable to common shareholders excluding special items and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non- GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com within the Investor Relations section. 3

Call Participants Page 4 Leigh Fox President and CEO, Cincinnati Bell Andy Kaiser CFO, Cincinnati Bell 4 Tom Simpson COO, Cincinnati Bell

2017 Highlights

Substantial Milestones Achieved in Building Two Distinct, Complementary Lines of Business with Expanded Geographic Reach, Customer Diversification and Increased Runway for Growth

Entertainment & Communications

- Fiber investments continue to generate year-over-year revenue and Adjusted EBITDA growth
- Announced Hawaiian Telcom merger to accelerate leadership in fiber growth through enhanced scale and diversification

IT Services & Hardware

- CBTS launched nationwide SD-WAN and Network as a Service (NaaS)
- Acquired SunTel Services and OnX to grow footprint and addressable market beyond Cincinnati, adding 20 sales offices throughout North America

Key Financials

	2017 Guidance		2017 Actuals		
	Original	**Revised**	Cincinnati Bell	OnX Contribution	**Total**
Revenue	$1.2B	**$1.35B – $1.40B**	$1.14B	$0.15B	**$1.29B**
Adj. EBITDA	$295M[1]	**$305M[1]**	$295M	$8M	**$303M**

Generated Positive Free Cash Flow – $28M

1. Plus or minus 2 percent

Cincinnati Bell
connecting what matters

5

$8 $4 $8 $68 $70 4Q16 4Q17 IT Services & Hardware OnX 4Q17 Contribution Entertainment & Communications Corporate $40 $25 $8 $273 $287 -$18 -$17 FY16 FY17 $95 $83 $150 $193 $197 4Q16 4Q17 IT Services & Hardware OnX 4Q17 Contribution Entertainment & Communications Corporate $431 $362 $150 $769 $790 FY16 FY17 Page 6 Fourth Quarter and Full Year 2017 Highlights 6 Strategic Revenue Fioptics Key Financial Metrics Adjusted EBITDA ($ in millions) Total Revenue ($ in millions) 4Q17 FY17 $80M $310M +17% y/y +22% y/y 4Q17 FY17 $201M $705M +21% y/y +11% y/y 572,200 addresses +7% y/y Revenue $285 $427 $1,186 $1,289 -$3 -$3 -$14 -$13 $72(1) $78 $295(1) $303 -$4 -$4 1. Excludes non-cash amortization of postretirement prior service credit related to the E&C segment ending in FY 2016 - $2M and $10 M in 4Q16 and FY16, respectively.

Page 7 Entertainment & Communications 7 Strategic Revenue with breakdown for 2 segments Segment Results Strategic Revenue4Q17 Highlights • Strong and consistent performance in the fiber network business • Fioptics revenue of $80M, up 17% y/y • Fioptics internet subscribers of 226,600, up 15% y/y • Fioptics video subscribers of 146,500, up 6% y/y • Positive net subscriber adds for internet and video during 4Q17 • Total internet subscribers of 308,700 in 4Q17, up 2% y/y • Received merger approval from Hawaiian Telcom shareholders and State of Hawaii DCCA Cable Television Division ($ in millions) 4Q17 Y/Y FY17 Y/Y Consumer $77 14% $299 19% Business 44 9% 168 10% Carrier 11 2% 48 7% Total $132 11% $515 15% ($ in millions) 4Q17 Y/Y FY17 Y/Y Revenue $197 2% $790 3% Adj. EBITDA $70 flat $287 1% Adj. EBITDA margin 35% -2% 36% -2% FY17 Segment Revenue Elements Data +2% y/y Voice -3% y/y Video +19% y/y Services and Other -6% y/y

Page 8 Continued Success in Fioptics 8 CBB continues to win with fiber in an increasingly competitive environment • Fioptics is available to 572,200 addresses - approximately 70% of Greater Cincinnati • Passed 38,800 new addresses in 2017, above target of 35,000 for the year • Video churn of 2.2% in 4Q17, consistent with prior year • 4Q17 single-family churn was 1.9%; apartment churn was 3.3% Total Fioptics Subscribers (in thousands) 1. FTTN: fiber-to-the-node 2. FTTH: fiber-to-the-home $33 $38 $28 $33 $8 $9 4Q16 4Q17 Video Internet Voice Fioptics Revenue ($ in millions) $69 $80 $126 $149 $99 $127 $29 $34 FY16 FY17 $254 $310 26% 40% 19% = $88 $49 $28 +7% y/y +3% y/y +2% y/y Video Internet Voice Video Internet Voice Fioptics Addresses (in thousands) Fioptics Penetration (y/y) Fioptics Monthly ARPU– 4Q17 533 572 138 147 198 227 96 106 4Q16 4Q17 Video Internet Voice 141 141 392 431 4Q16 4Q17 FTTN FTTH(1) (2)

$28 $25 $67 $77 4Q16 4Q17 Legacy Strategic Integration $122 $104 $252 $299 FY16 FY17 $32 $28 $40 $44 4Q16 4Q17 Legacy Strategic Integration $133 $116 $153 $168 FY16 FY17 Page 9 Entertainment & Communications 9 Consumer Market Business Market Carrier Market • Fioptics revenue growth continues to more than offset legacy declines • Ongoing transition of customers from copper network to strategic fiber-based products continues • On-going FCC switched access rate reductions • National carriers increased focus on reducing costs • Wireless backhaul win increases macro tower market share to > 90% 1. Entertainment & Communications Consumer Integration revenue totaled $0.9M in 4Q16, $3.9M in FY16, $0.4M in 4Q17, and $0.7M in FY17 2. Entertainment & Communications Business Integration revenue totaled $0.5M in 4Q16, $1.8M in FY16, $0.4M in 4Q17, and $1.5M in FY17 ($ in millions) (1) (2) $96 $102 $378 $404 $72 $72 $288 $286 $14 $12 $11 $11 4Q16 4Q17 Legacy Strategic $58 $52 $45 $48 FY16 FY17 $25 $23 $103 $100 =

• Add operational scale and expand the Company’s fiber- centric footprint and commercial opportunity to Hawaii Page 10 Merger with Hawaiian Telcom 10 Growth Opportunity Completed Several Critical Milestones Regarding Hawaiian Telcom Merger Approval Process in 4Q17 Merger with Hawaiian Telcom Represents Opportunity to Scale Cincinnati Bell’s Fiber Success in Another Attractive Market • Hawaii’s fiber-centric technology leader providing voice, video, broadband, data center and cloud solutions Transaction Size Business Description Approval Process and Closing Expected Cost Synergies* • Network: ~$11M annually • $650M including existing net debt • 60% cash and 40% stock *To be realized within two years post-close, and excluding potential revenue synergies from cross-selling opportunities • Approved by Hawaiian Telcom shareholders • Cleared the Hart-Scott-Rodino Act review period • Received approval from the Hawaii DCCA Cable Television Division • Pending approval from FCC and Hawaiian Public Utilities Commission • Closing expected in H2 2018 Cincinnati Bell Network Map Hawaiian Telcom Network Map

Page 11 IT Services & Hardware 11 4Q17 Highlights • OnX contributed $150M in revenue and $8M in Adj. EBITDA in 4Q17 • Decline in Telecom & IT hardware due to cost cutting initiatives by a large customer • Awarded national UCaaS/SD-WAN project – currently in the implementation phase for start up in H2 2018 Segment Results Strategic Revenue ($ in millions) 4Q17 Y/Y FY17 Y/Y Professional Services $16 -23% $70 -21% Management and Monitoring 6 -30% 21 -34% Unified Communications 7 1% 29 -1% Cloud Services 11 -21% 47 0% OnX(1) 32 - 32 - Total $72 45% $199 1% 1. OnX acquisition closed on October 2, 2017. OnX’s strategic revenue consisted of Professional Services ($25M) and Cloud Services ($7M).. ($ in millions) 4Q17 Y/Y FY17 Y/Y CBTS 83 -13% 362 -16% OnX(1) 150 - 150 - Total Revenue $233 n/m $512 19% CBTS 4 -43% 25 -36% OnX(1) 8 - 8 - Total Adj. EBITDA $12 49% $33 -17% CBTS 6% -35% 7% -24% OnX(1) 5% - 5% - Total Adj. EBITDA margin 5% -39% 7% -30% FY17 Segment Revenue Elements Professional Services -16% y/y Management & Monitoring -34% y/y Unified Communications 6% y/y Cloud Services flat Telecom & IT hardware -21% y/y OnX(1)

Acquisition of OnX Enterprise Solutions

OnX Enterprise Solutions

Completed Acquisition of OnX in 4Q17, Creating A Leading North American IT Services Provider, and Dramatically Transforming IT Services Business Runway for Growth

Business Description	• OnX provides industry-leading technology services and solutions to enterprise customers in the U.S., Canada and the U.K.
Growth Opportunity	• Expansion of geographic footprint and addressable market beyond Cincinnati to accelerate momentum in IT services
Transaction Size	• $201M in cash[1]
Expected Cost Synergies*	• ~$10M annually **To be realized within two years post-close, and excluding potential revenue synergies from cross-selling opportunities*
Closing	• Closed on October 2, 2017
4Q17 Contribution	• $150M in revenue • $8M in Adj. EBITDA


20+
Offices
2,000+
Customers
Offices

Key Technology Partners / Certifications

Premier Business Partner IBM · amazon web services · ORACLE · cisco · hp · Microsoft Azure

Source: Company Filings

1. The acquisition of OnX, originally announced on July 10, 2017, indicated that the purchase price of $201 million was subject to customary post-closing adjustments. Total cash consideration for the acquisition was $241.2 million, including payments for working capital adjustments, as of December 31, 2017. An additional $2.6 million for additional working capital adjustments is pending.

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Page 13 Free Cash Flow Performance 13 Net Debt Change in Working Capital/Other 1. Calculated as net debt divided by 2016 Adjusted EBITDA 2. Calculated as net debt divided by 2018 Adjusted EBITDA Guidance (mid-point) 3. Includes decommissioning of wireless towers 4. Dividends received from investment in CyrusOne (equity method investment) ($ in millions) 3.9x Net Leverage(1) 4.1x Net Leverage(2) 2017 Free Cash Flow OnX contributed $13M of positive FCF in 4Q17 $1,197 $1,351 4Q16 4Q17 -$44 2016 2017 YTD Y/Y 2017 Change Adjusted EBITDA (Non-GAAP) $303 ($3) Interest Payments (66) 5 Pension and OPEB Payments (12) 1 Stock-based Compensation 6 1 Restructuring & Severance related payments (29) (28) Transaction and Integration Costs (16) (16) Cash used by discontinued operations(3) - 7 Income tax refunds, net of payments 13 15 Working Capital and Other 4 48 Cash Provided by Operating Activities (GAAP) $203 $30 Capital expenditures (210) 76 Restructuring & severance related payments 29 28 Preferred stock dividends (10) - Dividends received from Investment in CyrusOne(4) - (2) Cash used by discontinued operations(3) - (7) Transaction and Integration Costs 16 16 Free Cash Flow (Non-GAAP) $28 $141 $4

Page 14 Capital Expenditures 14 Capital Expenditures Total $210 -76 $190 - $210 • 2017 CapEx in line with high end of guidance range — down $76M from the prior year • Invested $125M in Fioptics in 2017 • Passed an additional 38,800 customer addresses during 2017, exceeding target of 35,000 • Accelerated purchases in 4Q17 to capitalize on purchase and volume based discounts— expect savings of approx. $24M over the next few years • Other strategic represents success- based capital for fiber builds for business and new IT services projects • 2018 CapEx guidance reflects Fioptics build target of 35,000 new addresses FY 2017 Actuals Y/Y FY 2018 Guidance Construction $54 -36 $35 - $45 Installation 55 -13 45 - 50 Value Added 16 -6 15 Total Fioptics $125 -55 $95 - $110 Other Strategic 44 -18 55 - 60 Total Success-based Investments $169 -73 $150 - $170 Legacy Maintenance 41 -3 40 ($ in millions)

Page 15 2018 Outlook 15 2018 Guidance Revenue $1,200M – $1,275M Adjusted EBITDA $320M – $330M Impact of New Revenue Standard ($ in millions) 2017 2018 (Guidance) As currently presented $1,289 $1,700 – $1,775 Impact of new revenue recognition ($224) ($500) As Adjusted $1,065 $1,200 – $1,275 • Revenue guidance reflects adoption of new revenue recognition standard • Telecom and IT hardware sales will be recognized net of product cost • Guidance does not include any contribution from the pending merger with Hawaiian Telcom Selected 2018 Free Cash Flow Items Capital Expenditures $190M – $210M Interest payments $115M – $125M Pension and OPEB payments $15M – $20M

Page 16 2018 and Beyond 16  Consumer • Fioptics is available to 572,000 addresses - approximately 70% of Greater Cincinnati • 53% are able to receive gigabit speeds • 17 % are able to receive up to 50 mbps • Remaining operating territory capable of receiving DSL speeds  Business • 50% of commercial units have been updated with fiber  Carrier • Provide wireless tower backhaul services to approximatively 70% of 1,000 towers • Provide fiber to 250 small cell sites Entertainment & Communications IT Services and Hardware  Strengthening North American platform  Segment reporting changes to align with our broader strategy Enhanced Strategic Focus and Flexibility Two distinct, complementary lines of business with separate financials, reporting and organizational structures Enhanced scale and expanded portfolio of complementary IT offerings to win larger, multi-faceted deals Practice Products Cloud Services Monitoring & Management, Virtual DC, Cloud Consulting Communications UCaaS, SD Wan, NaaS, CLEC Services Consulting Services Professional Services Program, Application Consulting Services Infrastructure Solutions Hardware/Maintenance Continued investments in high speed, high bandwidth fiber network to increase our market penetration We are focused on investing where we are winning Fiber continues to differentiate Cincinnati Bell from traditional carriers  Pending merger with Hawaiian Telcom expected to close in the second half of 2018 Transform to become an international hybrid cloud services provider  Further streamline operational and financial systems and organizations

Page 17 Appendix

Page 18 18 Consolidated Results ($ in millions, except per share amounts) 2017 2016 Revenue 427.1$ 285.3$ Costs and expenses Cost of services and products 278.5 161.6 Selling, general and administrative 74.3 53.8 Depreciation and amortization 52.9 47.5 Restructuring and severance related charges 3.5 11.9 Transaction and integration costs 4.1 — Other 4.0 — Operating income 9.8 10.5 Interest expense 30.3 17.6 Loss on extinguishment of debt, net 3.2 4.8 Gain on sale of Investment in CyrusOne — (5.1) Other expense (income), net (2.1) (6.4) Loss from continuing operations before income taxes (21.6) (0.4) Income tax (benefit) expense (5.4) 1.2 Loss from continuing operations (16.2) (1.6) Income from discontinued operations, net of tax — 0.3 Net loss (16.2) (1.3) Preferred stock dividends 2.6 2.6 Net loss applicable to common shareowners (18.8)$ (3.9)$ Basic net loss per common share (0.45)$ (0.09)$ Diluted net loss per common share (0.45)$ (0.09)$ Weighted average common shares outstanding (in millions) – Basic 42.2 42.0 – Diluted 42.2 42.0 December 31, Three Months Ended

Page 19 19 Consolidated Results ($ in millions, except per share amounts) 2017 2016 Revenue 1,288.5$ 1,185.8$ Costs and expenses Cost of services and products 761.3 678.9 Selling, general and administrative 240.9 218.7 Depreciation and amortization 193.0 182.2 Restructuring and severance related charges 32.7 11.9 Transaction and integration costs 18.5 — Other 4.0 1.1 Operating income 38.1 93.0 Interest expense 85.2 75.7 Loss on extinguishment of debt, net 3.2 19.0 Gain on sale of Investment in CyrusOne (117.7) (157.0) Other expense (income), net 1.4 (7.6) Income from continuing operations before income taxes 66.0 162.9 Income tax expense 30.9 61.1 Income from continuing operations 35.1 101.8 Income from discontinued operations, net of tax — 0.3 Net income 35.1 102.1 Preferred stock dividends 10.4 10.4 Net income applicable to common shareowners 24.7$ 91.7$ Basic net earnings per common share 0.59$ 2.18$ Diluted net earnings per common share 0.58$ 2.18$ Weighted average common shares outstanding (in millions) – Basic 42.2 42.0 – Diluted 42.4 42.1 Twelve Months Ended December 31,

Page 20 20 Strategic Legacy Integration Data Fioptics Internet DSL (1) (> 10 meg) Ethernet Private Line MPLS (2) SONET (3) Dedicated Internet Access Wavelength Audio Conferencing DSL (< 10 meg) DS0 (5), DS1, DS3 TDM (6) Voice Fioptics Voice VoIP (4) Traditional Voice Long Distance Switched Access Digital Trunking Video Fioptics Video Services and Other Wiring Projects Advertising Directory Assistance Maintenance Information Services Wireless Handsets and Accessories (1) Digital Subscriber Line (2) Multi-Protocol Label Switching (3) Synchronous Optical Network (4) Voice of Internet Protocol (5) Digital Signal (6) Time Division Multiplexing Revenue Classifications – Entertainment and Communications

Page 21 21 Strategic Integration Professional Services Consulting Staff Augmentation Installation Unified Communications Voice Monitoring Managed IP Telephony Solutions Maintenance Cloud Services Virtual Data Centers Storage Backup Monitoring and Management Network Monitoring/Management Security Telecom & IT Hardware Hardware Software Licenses Revenue Classifications – IT Services and Hardware

Page 22 22 Revenue – Strategic, Legacy and Integration ($ in millions) Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data 69.5$ $ — Voice 23.2 — Video 38.2 — Services and other 0.8 — Professional Services — 41.3 Management and Monitoring — 5.5 Unified Communications — 7.4 Cloud Services — 17.3 Total Strategic 131.7 71.5 203.2 (2.2) 201.0 Legacy Data 18.8$ $ — Voice 42.6 — Services and other 3.1 — Total Legacy 64.5 - 64.5 (0.3) 64.2 Integration Services and other 0.8$ $ — Professional Services — 3.2 Unified Communications — 3.3 Telecom and IT Hardware — 155.3 Total Integration 0.8 161.8 162.6 (0.7) 161.9 197.0$ 233.3$ 430.3$ (3.2)$ 427.1$ Eliminations (0.4) (2.8) (3.2) Total Revenue 196.6$ 230.5$ 427.1$ 4Q17

Page 23 23 Revenue – Strategic, Legacy and Integration ($ in millions) Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data 269.1$ $ — Voice 87.7 — Video 149.2 — Services and other 9.0 — Professional Services — 95.5 Management and Monitoring — 21.1 Unified Communications — 29.1 Cloud Services — 53.5 Total Strategic 515.0 199.2 714.2 (9.2) 705.0 Legacy Data 82.5$ $ — Voice 179.6 — Services and other 10.6 — Total Legacy 272.7 - 272.7 (1.2) 271.5 Integration Services and other 2.2$ $ — Professional Services — 19.1 Unified Communications — 13.2 Telecom and IT Hardware — 280.3 Total Integration 2.2 312.6 314.8 (2.8) 312.0 789.9$ 511.8$ 1,301.7$ (13.2)$ 1,288.5$ Eliminations (1.7) (11.5) (13.2) Total Revenue 788.2$ 500.3$ 1,288.5$ FY 2017

Page 24 24 Revenue – Strategic, Legacy and Integration ($ in millions) Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data 63.5$ $ — Voice 19.6 — Video 33.6 — Services and other 1.8 — Professional Services — 20.9 Management and Monitoring — 7.9 Unified Communications — 7.3 Cloud Services — 13.3 Total Strategic 118.5 49.4 167.9 (2.4) 165.5 Legacy Data 22.9$ $ — Voice 47.4 — Services and other 2.8 — Total Legacy 73.1 - 73.1 (0.2) 72.9 Integration Services and other 1.4$ $ — Professional Services — 5.9 Unified Communications — 2.4 Telecom and IT Hardware — 37.8 Total Integration 1.4 46.1 47.5 (0.6) 46.9 193.0$ 95.5$ 288.5$ (3.2)$ 285.3$ Eliminations (0.3) (2.9) (3.2) Total Revenue 192.7$ 92.6$ 285.3$ 4Q16

Page 25 25 Revenue – Strategic, Legacy and Integration ($ in millions) Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data 244.5$ $ — Voice 73.4 — Video 125.7 — Services and other 5.9 — Professional Services — 89.2 Management and Monitoring — 32.0 Unified Communications — 29.4 Cloud Services — 46.5 Total Strategic 449.5 197.1 646.6 (9.1) 637.5 Legacy Data 100.3$ $ — Voice 201.6 — Services and other 11.7 — Total Legacy 313.6 - 313.6 (0.9) 312.7 Integration Services and other 5.7$ $ — Professional Services — 17.5 Unified Communications — 10.4 Telecom and IT Hardware — 205.7 Total Integration 5.7 233.6 239.3 (3.7) 235.6 768.8$ 430.7$ 1,199.5$ (13.7)$ 1,185.8$ Eliminations (1.3) (12.4) (13.7) Total Revenue 767.5$ 418.3$ 1,185.8$ FY 2016